T. Rowe Price Personal Strategy Balanced Fund

Supplement to Prospectus Dated October 1, 2019

Effective January 1, 2020, the fund’s name will change from the T. Rowe Price Personal Strategy Balanced Fund to the T. Rowe Price Spectrum Moderate Allocation Fund. All references throughout the prospectus to the Personal Strategy Balanced Fund are replaced by reference to the Spectrum Moderate Allocation Fund. The portfolio manager, investment objective, investment program, and benchmark will remain unchanged.

Effective January 1, 2020, the first six paragraphs under the heading “MORE INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND ITS PRINCIPAL RISKS” are replaced with the following:

The Spectrum Funds offer a professionally managed allocation of investments among a broad range of asset classes. To accommodate a wide range of investor preferences and time horizons, these funds offer six different combinations of the growth potential of stocks, the greater income potential of bonds, and the stability of money market securities. Some of the Spectrum Funds also offer the potential to temper volatility through alternative investments or derivatives. Because they invest in a variety of asset classes, including underlying funds, each Spectrum Fund is expected to benefit from diversification.

While there is no guarantee, the concept of diversification helps investors to reduce their overall risk by spreading assets among a variety of investments. Each type of investment tends to follow a cycle of its own and responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by returns in other investments that are stable or rising. Therefore, a benefit of the Spectrum Funds is the potential for attractive long-term returns with reduced volatility. Consider your investment goals, your time horizon for achieving them, and your tolerance for risk.

This prospectus only describes the specific investment program for this particular Spectrum Fund. The following information summarizes some of the basic differences between the Spectrum Funds. The specific investment program for each Spectrum Fund is described in greater detail in its prospectus.

For investors seeking broad bond diversification and can accept the possibility of moderate share price declines in an effort to achieve relatively high income, Spectrum Income Fund could be an appropriate part of your overall investment strategy.

For investors seeking broad bond and equity diversification for current income as well as potential for some capital appreciation from equities, Spectrum Conservative Allocation Fund could be an appropriate part of your overall investment strategy. The fund could be appropriate for an investor with an intermediate time horizon.

For investors seeking a balanced approach with broad equity and bond diversification that emphasizes stocks for potential capital appreciation and income to temper volatility, Spectrum Moderate Allocation Fund could be an appropriate part of your overall investment strategy. The fund could be appropriate for intermediate- to long-term investment goals.

For investors with a long-term horizon who want broad equity and bond diversification with significant exposure to stocks and can withstand market volatility in an effort to achieve potential long-term growth with income to temper volatility, Spectrum Moderate Growth Allocation Fund could be an appropriate part of your overall investment strategy.

For investors seeking broad stock diversification and can accept the possibility of significant share price declines in an effort to achieve long-term capital appreciation and some current income, Spectrum Growth Fund could be an appropriate part of your overall investment strategy.

For investors seeking broad international stock diversification and can accept the possibility of significant share price declines in an effort to achieve long-term capital appreciation, Spectrum International Fund could be an appropriate part of your overall investment strategy.

The funds are listed above in order of expected volatility, with Spectrum Income Fund offering the most conservative investment program (since it focuses primarily on bonds) and Spectrum International Fund offering the riskiest (since it invests primarily in international stocks). Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Each Spectrum Fund’s broad diversification is designed to cushion severe losses in any one investment sector and moderate the funds’ overall price swings. However, the funds’ share prices will fluctuate as the prices of the fund’s underlying assets rise or fall with changing market conditions.

When adjusting the fund’s allocations among the asset classes and underlying funds, T. Rowe Price considers relative values and prospects for U.S. and international stocks, growth- and value-oriented stocks, and small-, mid-, and large-cap stocks, as well as the outlook for economic growth, interest rates, and inflation.

The date of this supplement is October 1, 2019.

F102-042 10/1/19